Income Taxes (Notes)	12 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

At March 31, 2015, the Company determined that its GWS segment met the criteria to be classified as a discontinued operation, which required retrospective application to financial information for all periods presented. Refer to Note 3, "Discontinued Operations," of the notes to consolidated financial statements for further information regarding the Company's discontinued operations.

The more significant components of the Company’s income tax provision from continuing operations are as follows (in millions):

	Year Ended September 30,
	2015	2014	2013
Tax expense at federal statutory rate	$753	$671	$619
State income taxes, net of federal benefit	(23)	7	39
Foreign income tax expense at different rates and foreign losses without tax benefits	(198)	(196)	(299)
U.S. tax on foreign income	(203)	(222)	(56)
Reserve and valuation allowance adjustments	(99)	34	197
U.S. credits and incentives	(12)	(9)	(28)
Business divestitures	354	71	8
Restructuring and impairment costs	52	75	238
Other	(24)	(24)	(44)
Income tax provision	$600	$407	$674

The effective rate is below the U.S. statutory rate for fiscal 2015 primarily due to the benefits of continuing global tax planning initiatives, income in certain non-U.S. jurisdictions with a tax rate lower than the U.S. statutory tax rate and adjustments due to tax audit resolutions, partially offset by the tax consequences of business divestitures, and significant restructuring and impairment costs. The effective rate is below the U.S. statutory rate for fiscal 2014 primarily due to the benefits of continuing global tax planning initiatives and income in certain non-U.S. jurisdictions with a tax rate lower than the U.S. statutory tax rate partially offset by the tax consequences of business divestitures, significant restructuring and impairment costs, and valuation allowance adjustments. The effective rate is above the U.S. statutory rate for fiscal 2013 primarily due to the tax consequences of significant restructuring and impairment costs, and valuation allowance and uncertain tax position adjustments, partially offset by favorable tax audit resolutions, the benefits of continuing global tax planning initiatives and income in certain non-U.S. jurisdictions with a tax rate lower than the U.S. statutory tax rate.

Valuation Allowances

The Company reviews the realizability of its deferred tax asset valuation allowances on a quarterly basis, or whenever events or changes in circumstances indicate that a review is required. In determining the requirement for a valuation allowance, the historical and projected financial results of the legal entity or consolidated group recording the net deferred tax asset are considered, along with any other positive or negative evidence. Since future financial results may differ from previous estimates, periodic adjustments to the Company’s valuation allowances may be necessary.

In the fourth quarter of fiscal 2015, the Company performed an analysis related to the realizability of its worldwide deferred tax assets. As a result, and after considering tax planning initiatives and other positive and negative evidence, the Company determined that it was more likely than not that certain deferred tax assets primarily within Spain, Germany, and the United Kingdom would not be realized, and it is more likely than not that certain deferred tax assets of Poland and Germany will be realized. The impact of the net valuation allowance provision offset the benefit of valuation allowance releases and, as such, there was no net impact to income tax expense in the three month period ended September 30, 2015.

In the fourth quarter of fiscal 2014, the Company performed an analysis related to the realizability of its worldwide deferred tax assets. As a result, and after considering tax planning initiatives and other positive and negative evidence, the Company determined that it was more likely than not that deferred tax assets within Italy would not be realized. Therefore, the Company recorded $34 million of net valuation allowances as income tax expense in the three month period ended September 30, 2014.

In the first quarter of fiscal 2014, the Company determined that it was more likely than not that the deferred tax asset associated with a capital loss in Mexico would not be utilized. Therefore, the Company recorded a $21 million valuation allowance as income tax expense.

In the fourth quarter of fiscal 2013, the Company determined that it was more likely than not that deferred tax assets within Germany and Poland would not be realized. The Company also determined that it was more likely than not that the deferred tax assets within two French Power Solutions entities would be realized. Therefore, the Company recorded $145 million of net valuation allowances as income tax expense in the three month period ended September 30, 2013.

In the second quarter of fiscal 2013, the Company determined that it was more likely than not that a portion of the deferred tax assets within Brazil and Germany would not be realized. Therefore, the Company recorded $94 million of valuation allowances as income tax expense.

Uncertain Tax Positions

The Company is subject to income taxes in the U.S. and numerous foreign jurisdictions. Judgment is required in determining its worldwide provision for income taxes and recording the related assets and liabilities. In the ordinary course of the Company’s business, there are many transactions and calculations where the ultimate tax determination is uncertain. The Company is regularly under audit by tax authorities.

At September 30, 2015, the Company had gross tax effected unrecognized tax benefits of $1,235 million of which $1,180 million, if recognized, would impact the effective tax rate. Total net accrued interest at September 30, 2015 was approximately $41 million (net of tax benefit).

At September 30, 2014, the Company had gross tax effected unrecognized tax benefits of $1,655 million of which $1,505 million, if recognized, would impact the effective tax rate. Total net accrued interest at September 30, 2014 was approximately $106 million (net of tax benefit).

At September 30, 2013, the Company had gross tax effected unrecognized tax benefits of $1,345 million of which $1,198 million, if recognized, would impact the effective tax rate. Total net accrued interest at September 30, 2013 was approximately $84 million (net of tax benefit).

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	Year Ended September 30,
	2015	2014	2013
Beginning balance, September 30	$1,655	$1,345	$1,465
Additions for tax positions related to the current year	363	329	123
Additions for tax positions of prior years	23	31	84
Reductions for tax positions of prior years	(124)	(36)	(43)
Settlements with taxing authorities	(541)	(9)	(160)
Statute closings	(18)	(5)	(45)
Audit resolutions	(123)	—	(79)
Ending balance, September 30	$1,235	$1,655	$1,345

During fiscal 2015, the Company settled a significant number of tax examinations in Germany, Mexico and the U.S., impacting fiscal years 1998 to fiscal 2012. The settlement of unrecognized tax benefits included cash payments for approximately $440 million and the loss of various tax attributes. The reduction for tax positions of prior years is substantially related to foreign exchange rates. In the fourth quarter of fiscal 2015, income tax audit resolutions resulted in a net $99 million benefit to income tax expense.

In the third quarter of fiscal 2013, tax audit resolutions resulted in a net $79 million benefit to income tax expense.

As a result of foreign law changes during the second quarter of fiscal 2013, the Company increased its total reserve for uncertain tax positions, resulting in income tax expense of $17 million.

In the U.S., it is expected that fiscal years 2013 through 2014 will be examined by the Internal Revenue Service during 2016. Additionally, the Company is currently under exam in the following major foreign jurisdictions:

Tax Jurisdiction	Tax Years Covered

Belgium	2012 - 2014
Brazil	2004 - 2008, 2011 - 2012
Canada	2008 - 2013
France	2002 - 2013
Germany	2007 - 2012
Italy	2005 - 2009, 2011
Korea	2008 - 2012
Mexico	2010 - 2013
United Kingdom	2011 - 2013

Other Tax Matters

During fiscal 2015, 2014 and 2013, the Company incurred significant charges for restructuring and impairment costs. Refer to Note 16, "Significant Restructuring and Impairment Costs," of the notes to consolidated financial statements for additional information. A substantial portion of these charges cannot be benefited for tax purposes due to the Company's current tax position in these jurisdictions and the underlying tax basis in the impaired assets, resulting in $52 million, $75 million and $238 million incremental tax expense in fiscal 2015, 2014 and 2013, respectively.

In the fourth quarter of fiscal 2015, the Company completed its global automotive interiors joint venture with Yanfeng Automotive Trim Systems. Refer to Note 2, "Acquisitions and Divestitures," of the notes to consolidated financial statements for additional information. In connection with the divestiture of the Interiors business, the Company recorded a pre-tax gain on divestiture of $145 million, $38 million net of tax. The tax impact of the gain is due to the jurisdictional mix of gains and losses on the divestiture, which resulted in non-benefited expenses in certain countries and taxable gains in other countries. In addition, in the third and fourth quarters of fiscal 2015, the Company provided income tax expense for repatriation of cash and other tax reserves associated with the Automotive Experience Interiors joint venture transaction, which resulted in a tax charge of $75 million and $223 million, respectively.

During the fourth quarter of fiscal 2014, the Company recorded a discrete tax benefit of $51 million due to change in entity status.

In the third quarter of fiscal 2014, the Company disposed of its Automotive Experience Interiors headliner and sun visor product lines. Refer to Note 2, "Acquisitions and Divestitures," of the notes to consolidated financial statements for additional information. As a result, the Company recorded a pre-tax loss on divestiture of $95 million and income tax expense of $38 million. The income tax expense is due to the jurisdictional mix of gains and losses on the sale, which resulted in non-benefited losses in certain countries and taxable gains in other countries.

In the third quarter of fiscal 2013, the Company resolved certain Mexican tax issues, which resulted in a $61 million benefit to income tax expense.

Impacts of Tax Legislation and Change in Statutory Tax Rates

The "look-through rule," under subpart F of the U.S. Internal Revenue Code, expired for the Company on September 30, 2015. The "look-through rule" had provided an exception to the U.S. taxation of certain income generated by foreign subsidiaries. It is generally thought that this rule will be extended with the possibility of retroactive application. The “look-through rule” previously expired for the Company on September 30, 2014 but was extended retroactively to the beginning of the Company’s 2015 fiscal year.

In the second quarter of fiscal 2015, tax legislation was adopted in Japan which reduced its statutory income tax rate. As a result of the law change, the Company recorded income tax expense of $17 million in the second quarter of fiscal 2015. Tax legislation was also adopted in various other jurisdictions during the fiscal year ended September 30, 2015. These law changes did not have a material impact on the Company's consolidated financial statements.

As a result of changes to Mexican tax law in the first quarter of fiscal 2014, the Company recorded a benefit to income tax expense of $25 million. Tax legislation was also adopted in various other jurisdictions during the fiscal year ended September 30, 2014. These law changes did not have a material impact on the Company's consolidated financial statements.

As a result of foreign law changes during the second quarter of fiscal 2013, the Company increased its total reserve for uncertain tax positions, resulting in income tax expense of $17 million.

Continuing Operations

Components of the provision for income taxes on continuing operations were as follows (in millions):

	Year Ended September 30,
	2015	2014	2013
Current
Federal	$(477)	$109	$67
State	(21)	15	30
Foreign	906	585	340
	408	709	437
Deferred
Federal	201	(175)	204
State	(31)	(6)	14
Foreign	22	(121)	19
	192	(302)	237

Income tax provision	$600	$407	$674

Consolidated domestic income from continuing operations before income taxes and noncontrolling interests for the fiscal years ended September 30, 2015, 2014 and 2013 was income of $1,051 million, $1,370 million and $1,960 million, respectively. Consolidated foreign income (loss) from continuing operations before income taxes and noncontrolling interests for the fiscal years ended September 30, 2015, 2014 and 2013 was income (loss) of $1,100 million, $546 million and $(192) million, respectively.
Income taxes paid for the fiscal years ended September 30, 2015, 2014 and 2013 were $1,163 million, $782 million and $531 million, respectively.

The Company has not provided additional U.S. income taxes on approximately $8.06 billion of undistributed earnings of consolidated foreign subsidiaries included in shareholders’ equity attributable to Johnson Controls, Inc. Such earnings could become taxable upon the sale or liquidation of these foreign subsidiaries or upon dividend repatriation. The Company’s intent is for such earnings to be reinvested by the subsidiaries or to be repatriated only when it would be tax effective through the utilization of foreign tax credits. It is not practicable to estimate the amount of unrecognized withholding taxes and deferred tax liability on such earnings. However, in fiscal 2015, the Company did provide income tax expense related to the repatriation of earnings of certain non-U.S. subsidiaries in connection with the GWS and Automotive Experience Interiors divestitures. In addition, the Company needs to complete the final steps of repatriation of the cash proceeds from these transactions and, as a result, the Company provided deferred taxes of $136 million for the income tax expense that would be triggered upon repatriation of this cash. Refer to "Capitalization" within the "Liquidity and Capital Resources" section of Item 7 for discussion of domestic and foreign cash projections.

During the quarter ended December 31, 2015, the Company early adopted ASU No. 2015-17 and applied the change retrospectively to all periods presented. Deferred taxes were classified in the consolidated statements of financial position as follows (in millions):

	September 30,
	2015	2014
Other noncurrent assets	$1,873	$2,373
Other noncurrent liabilities	(391)	(459)

Net deferred tax asset	$1,482	$1,914

Temporary differences and carryforwards which gave rise to deferred tax assets and liabilities included (in millions):

	September 30,
	2015	2014
Deferred tax assets
Accrued expenses and reserves	$210	$197
Employee and retiree benefits	270	243
Net operating loss and other credit carryforwards	2,471	3,233
Research and development	64	118
Joint ventures and partnerships	231	—
Other	16	—
	3,262	3,791
Valuation allowances	(1,256)	(1,285)
	2,006	2,506
Deferred tax liabilities
Property, plant and equipment	124	128
Intangible assets	400	275
Joint ventures and partnerships	—	37
Other	—	152
	524	592

Net deferred tax asset	$1,482	$1,914

Note that the above tables exclude the amounts of deferred tax assets and liabilities for fiscal 2014 that have been transferred to assets held for sale and liabilities held for sale within the consolidated statements of financial position.

At September 30, 2015, the Company had available net operating loss carryforwards of approximately $4.8 billion, of which $1.7 billion will expire at various dates between 2016 and 2035, and the remainder has an indefinite carryforward period. The Company had available U.S. foreign tax credit carryforwards at September 30, 2015 of $934 million, which will expire at various dates between 2020 and 2024. The valuation allowance, generally, is for loss carryforwards for which realization is uncertain because it is unlikely that the losses will be realized given the lack of sustained profitability and/or limited carryforward periods in certain countries.